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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                   FORM 8-K
                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported):      Commission File Number
May 17, 2001                                                 0-10581




                                TRIMEDYNE, INC.
            (Exact name of Registrant as specified in its charter)


             Nevada                                36-3094439
  (State or other jurisdiction        (IRS Employer Identification Number)
of incorporation or organization)


                     15091 Bake Parkway, Irvine, CA 92618
             (Address of principal executive offices)  (Zip Code)

                                (949/559-5300)
             (Registrant's telephone number, including area code)

                                 Not Applicable
       (Former name, former address and former fiscal year, if changed since last report).

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Item 5.   Other Events.

          Attached as an exhibit hereto is a copy of a letter sent by the Registrant to the SEC regarding the withdrawal of its Proxy filing.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
     1.   Letter.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: June 5, 2001
                                        TRIMEDYNE, INC.



                                        By:/s/ WILLIAM J. SCHUBERT JR.
                                            ---------------------------
                                               William J. Schubert, Jr.
                                               Vice Chairman and
                                               Chief Executive Officer

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